Exhibit 99.1

KPMG LLP
Suite 700
20 Pacifica
Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

Mercedes-Benz Financial Services USA LLC (the “Company”)
Mitsubishi UFJ Securities (USA), Inc.
(together, the “Specified Parties”)

Re:	Mercedes-Benz Auto Receivables Trust 2015-1, Asset-Backed Notes

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to auto receivables which we were informed are intended to be included as collateral in the offering of the Mercedes-Benz Auto Receivables Trust 2015-1, Asset-Backed Notes.  The Company is responsible for the information set forth in the Initial Data File (defined below). This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.
KPMG LLP is a Delaware limited liability partnership,
the U.S. member firm of KPMG International Cooperative,
(“KPMG International”) a Swiss entity.

Mercedes-Benz Auto Receivables Trust 2015-1, Asset-Backed Notes
June 30, 2015

•	The term “Receivables” means motor vehicle installment sales contracts and installment loans purchased by the Company from dealers in connection with the sale of new and pre-owned Mercedes-Benz and smart automobiles, or originated by the Company in connection with the purchase by lessees of leased Mercedes-Benz and smart automobiles.
•	The phrase “Initial Data File” means an electronic data file, prepared and provided to us by the Company on May 14, 2015, containing certain information related to 53,071 Receivables and their related attributes as of April 30, 2015.

•	The phrase “Sample Receivables” means a sample of 100 Receivables that we selected randomly from the Initial Data File as instructed by the Specified Parties. A listing of the Sample Receivables is attached hereto as Exhibit A.

•	The phrase “Retail Installment Sales Contract” means the original, photocopy, or facsimile of the legal document or documents, provided to us by the Company, that includes information such as the Origination Date, Original Principal Balance, Interest Rate, Monthly Payment Amount, Number of Scheduled Payments, Vehicle Age Classification (Model Year), Obligor State, Vehicle Identification Number (“VIN”), First Payment Date, New/Used, Loan Type (Simple Interest), and the Truth-in-Lending Disclosure Statement. We make no representation regarding the execution of the Retail Installment Sales Contract by the Obligor.
•	The term “CARS” means Customer Account Receivables System which is the Company’s servicing system for tracking and accounting for its automobile receivables.
•	The term “ACE” means Automated Credit Evaluation which is the Company’s system for tracking credit scores related to its automobile receivables.
•	The term “FAW” means Financial Agent Workbench which is the Company’s customer relationship management tool used to service customer accounts.
•	The term “WebAMS” means the Company’s automobile remarketing application.
•	The phrase “Receivable File” means any file containing some or all of the following documents: Retail Installment Sales Contract, Certificate of Title, Application for Certificate of Title, Electronic Title, Lien Holders Release Form, Notification of Lien Perfection, Notice of Lien Application, Notice of Security Interest Filing, Credit Application, Modification Letter, Odometer Disclosure Statement, Correction Letter, Statement of Origin, and screenshots contained within CARS, ACE, FAW, and/or WebAMS. The Receivable File, maintained and furnished to us by the Company, was represented by the Company to be either the original Receivable File, a copy of the original Receivable File, and/or electronic records contained within CARS, ACE, FAW, and/or WebAMS.
I.	The Sample Receivables
At the request of the Specified Parties, we performed the following procedures with respect to the Sample Receivables. For each Sample Receivable, we compared information contained in the Initial Data File to information contained in the Receivable File for the attributes listed below. The absence of any of the noted documents or the inability to agree the indicated information

Mercedes-Benz Auto Receivables Trust 2015-1, Asset-Backed Notes
June 30, 2015

from Initial Data File to the documents or other information contained in the Receivable File (the “Receivable File Documents”) for each of the attributes identified constituted an exception.

Attributes	Receivable File Documents
Customer Account Number	CARS
Origination Date	Retail Installment Sales Contract
Original Principal Balance	Retail Installment Sales Contract
Interest Rate	Retail Installment Sales Contract
Monthly Payment Amount	Retail Installment Sales Contract, CARS
Original Maturity Date	CARS
Current Maturity Date	CARS
Number of Scheduled Payments	Retail Installment Sales Contract, CARS
Vehicle Age Classification (Model Year)	Retail Installment Sales Contract
Obligor State	FAW
Vehicle Identification Number (“VIN”)	Retail Installment Sales Contract
First Payment Date	Retail Installment Sales Contract, Modification Letter
Next Payment Due Date	CARS
Current Principal Balance	CARS
FICO Score	ACE, WebAMS
New/Used	Retail Installment Sales Contract, Correction Letter, Statement of Origin
Loan Type (Simple Interest)	Retail Installment Sales Contract
Sold Code Indicator	CARS
Recovery Indicator	CARS
Presence of Credit Application	ACE, WebAMS
Presence of Certificate of Title	Certificate of Title, Electronic Title
Legal Owner or Lien Holder Name	Certificate of Title, Electronic Title
Presence of Truth-in-Lending Disclosure Statement	Retail Installment Sales Contract

For purposes of comparing the FICO Score, the Company instructed us to compare the higher FICO Score (between the primary buyer and co-buyer) per ACE to the corresponding information on the Initial Data File when the corresponding Retail Installment Sales Contract had a co-buyer listed and the “Bureau Code” field on the Initial Data File was “RSK.”  If the corresponding Retail Installment Sales

Mercedes-Benz Auto Receivables Trust 2015-1, Asset-Backed Notes
June 30, 2015

Contract had a co-buyer listed and the “Bureau Code” field on the Initial Data File was not “RSK,” the Company instructed us to compare the primary buyer’s FICO Score per ACE to the corresponding information on the Initial Data File. If the Retail Installment Sales

Contract had a co-buyer listed and the primary buyer’s FICO Score per ACE was “NA,” the Company instructed us to utilize the FICO Score of the co-buyer.

For purposes of comparing the Sold Code Indicator, the Company instructed us to utilize the “SEC SOLD CD” field within CARS. The Company informed us that the Sample Receivable was not currently securitized if the “SEC SOLD CD” field was not populated (i.e., blank).

For purposes of comparing the Recovery Indicator, the Company instructed us to utilize the “REPO DATE” field within CARS. The Company informed us that the Sample Receivable was not in repossession or bankruptcy if the “REPO DATE” field was “00/00/00.”

For purposes of verifying the presence of a Credit Application, the Company instructed us to compare the contents of the “Application ID” field within ACE to the contents of the “Application ID” field on the Initial Data File. The Company informed us that the presence of information in the Application ID field within ACE served as confirmation that a Credit Application was received by the Company.

We were instructed by the Company that the names “DC FIN SVCS AMER LLC,” “MERCEDES BENZ FIN S USA LLC,” “MERCEDES BENZ FIN SERV USA LLC,” “MERCEDES BENZ FINANCIAL SERV USA LL,” “MERCEDES BENZ FINANCIAL SERVICES USA LLC,” “MERCEDES BENZ FINSERVUSALLC,” “MERCEDES-BENZ FIN SER USA,LLC,” “MERCEDES-BENZ FIN SERV USA LLC,” “MERCEDES-BENZ FIN SVCS USA LLC,” “MERCEDES-BENZ FINANCIAL SERVIC,” “MERCEDES-BENZ FINANCIAL SERVICES US,” “MERCEDES-BENZ FINANCIAL RVICES USA LLC,” “MERCEDES-BENZ FINSERV USA LLC,” “MERCEDESBENZ FINSERV USALLC,” “MERCEDES-BENZ FINSERV USALLC,” “MERCEDESBENZ FINSERVUSALLC,” “MERCEDES-BENZ FINSERVUSALLC,” “MERCEDESBENZFINSERVUSALLC,” “MERCEDES- BENZ FINSERVUSA LLC,” “MERCEDES BENZ FINSERV USA LLC,” “MERC BENZ FIN SVRC,” “MERCEDESBENZ FIN SVC USA LLC,” MERCEDES BENZ FINANCIAL SERVICES,” “MERCEDESBANZ FINANCIAL SERVICES,” AND “MRECEDES BENZ FINSERVUSA LLC” were acceptable Lien Holder names for the Company.

The information regarding the Sample Receivables was found to be in agreement with the respective information on the Receivable File Documents, except as noted in Exhibit B attached hereto.

We were not engaged to, and did not, conduct an examination or review, the objectives of which would be the expression of an opinion or conclusion, respectively, on the Initial Data File. Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the methodologies, assumptions, and information indicated in the Initial Data File or provided by the Company, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Sample Receivables or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons and recomputations described herein, (ii) the reliability or accuracy of the Receivable File Documents, or data and documents furnished to us by the

Mercedes-Benz Auto Receivables Trust 2015-1, Asset-Backed Notes
June 30, 2015

Company which were used in our procedures, or (iii) the enforceability of a contractual provision in the Receivable File Documents.

The procedures performed were not intended to address, nor did they address:  (i) the conformity of the origination of the Sample Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Sample Receivables being securitized, (iii) the compliance of the originator of the Sample Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Sample Receivables that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of Mitsubishi UFJ Securities (USA), Inc..  It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report but who may have access to this report as required by law or regulation.

June 30, 2015

THE PAGE THAT FOLLOWS CONSTITUTES EXHIBIT A.

Exhibit A
The Sample Receivables

Sample Receivable #	Receivable # (*)	Sample Receivable #	Receivable # (*)	Sample Receivable #	Receivable # (*)
1	36365	35	21193	69	6420
2	35055	36	33084	70	34184
3	27885	37	44525	71	29399
4	43815	38	41892	72	50990
5	29510	39	22315	73	22906
6	16404	40	42933	74	2895
7	40969	41	1426	75	18662
8	50052	42	44033	76	9192
9	768	43	25107	77	4514
10	18183	44	2737	78	26099
11	25825	45	46037	79	43634
12	46753	46	31351	80	45891
13	11761	47	12395	81	26861
14	39847	48	3190	82	31961
15	41087	49	42040	83	22034
16	9751	50	35721	84	5458
17	51440	51	45550	85	6111
18	42392	52	44734	86	47257
19	15471	53	29428	87	23045
20	6579	54	313	88	11585
21	1328	55	22760	89	26809
22	26766	56	42323	90	3035
23	46133	57	39607	91	41137
24	23111	58	41879	92	50695
25	49919	59	13862	93	29488
26	12565	60	27309	94	14638
27	19141	61	11874	95	50014
28	6441	62	2660	96	44854
29	33890	63	39785	97	29405
30	14569	64	15505	98	7143
31	45006	65	49592	99	25690
32	1355	66	18710	100	20883
33	45883	67	11960
34	52781	68	24237

(*)  The Company has assigned a unique ten digit Receivable Number to each Receivable in the Initial Data File.  The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

THE PAGE THAT FOLLOWS CONSTITUTES EXHIBIT B.

Exhibit B
Sample Receivable Exceptions

Sample Receivable #	Receivable # (*)	Attribute	Per Initial Data File	Per Receivable File Document(s)
36	33084	New/Used	Used	New
98	7143	FICO Score	705	819

(*)  The Company has assigned a unique ten digit Receivable Number to each Receivable in the Initial Data File.  The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.